Exhibit (24)

                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2007 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                 /s/ D. Pike Aloian
                                 D. Pike Aloian
                                 Director

February 26, 2008

                                                                    Exhibit (24)


                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2007 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                 /s/ H. C. Bailey, Jr.
                                 H. C. Bailey, Jr.
                                 Director

February 26, 2008

                                                                    Exhibit (24)


                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2007 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                 Hayden C. Eaves III
                                 Director

February 26, 2008

                                                                    Exhibit (24)


                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2007 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                 /s/ Fredric H. Gould
                                 Fredric H. Gould
                                 Director

February 26, 2008

                                                                    Exhibit (24)


                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2007 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                 /s/ Mary Elizabeth McCormick
                                 Mary Elizabeth McCormick
                                 Director

February 26, 2008

                                                                    Exhibit (24)


                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2007 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                 /s/ David M. Osnos
                                 David M. Osnos
                                 Director

February 26, 2008

                                                                    Exhibit (24)

                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY

The undersigned Director of EastGroup Properties, Inc., a State of Maryland corporation, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 2007 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                 /s/ Leland R. Speed
                                 Leland R. Speed
                                 Chairman of the Board

February 26, 2008